Exhibit 21
Consolidated Subsidiaries
of
Tenet Healthcare Corporation
as of December 31, 2025

Name of Entity	State or Other Jurisdiction of Formation
601 N 30th Street I, L.L.C.	Delaware
601 N 30th Street III, Inc.	Nebraska
Advantage Health Care Management Company, LLC	Delaware
AHM Acquisition Co., Inc.	Delaware
Alvarado Hospital Medical Center, Inc.	California
AMC/North Fulton Urgent Care #1 L.L.C.	Georgia
AMC/North Fulton Urgent Care #3, L.L.C.	Georgia
AMC/North Fulton Urgent Care #4, L.L.C.	Georgia
American Medical (Central), Inc.	California
AMI/HTI Tarzana Encino Joint Venture	Delaware
AMI Information Systems Group, Inc.	California
Amisub (Heights), Inc.	Delaware
Amisub (Hilton Head), Inc.	South Carolina
Amisub (North Ridge Hospital), Inc.	Florida
Amisub of California, Inc.	California
Amisub of North Carolina, Inc.	North Carolina
Amisub of South Carolina, Inc.	South Carolina
Amisub of Texas, Inc.	Delaware
Amisub (SFH), Inc.	Tennessee
Amisub (Twelve Oaks), Inc.	Delaware
Anaheim MRI Holding, Inc.	California
Arizona Care Network – Next, L.L.C.	Arizona
Arizona Health Partners, LLC	Arizona
Asia Outsourcing US, Inc.	Delaware
Atlanta Medical Center, Inc.	Georgia
Baptist Diagnostics, LLC	Delaware
BBH DevelopmentCo, LLC	Delaware
BBH NP Clinicians, Inc.	Delaware
BCDC EmployeeCO, LLC	Delaware
BHS Accountable Care, LLC	Delaware
BHS Physicians Alliance for ACE, LLC	Delaware
BHS Physicians Network, Inc.	Texas
BHS Specialty Network, Inc.	Texas
Bluffton Okatie Primary Care, L.L.C.	South Carolina

Brookwood Ancillary Holdings, Inc.	Delaware
Brookwood Center Development Corporation	Alabama
Brookwood Development, Inc.	Alabama
Brookwood Garages, L.L.C.	Alabama
Brookwood Health Services, Inc.	Alabama
Brookwood Parking Associates, Ltd.	Alabama
Brookwood Primary Network Care, Inc.	Alabama
Camp Creek Urgent Care, L.L.C.	Georgia
Cardiology Physicians Corporation, L.L.C.	North Carolina
Catawba-Piedmont Cardiothoracic Surgery, L.L.C.	South Carolina
CCMC Holdings, Inc.	South Carolina
Cedar Hill Primary Care, L.L.C.	Missouri
Center for Advanced Research Excellence, L.L.C.	Florida
Center for the Urban Child, Inc.	Pennsylvania
Central Carolina-IMA, L.L.C.	North Carolina
Central Texas Corridor Hospital Company, LLC	Delaware
CGH GP, Inc.	Florida
CGH Hospital, Ltd.	Florida
Chalon Living, Inc.	Arizona
CHN Holdings, LLC	Delaware
CHVI Tucson Holdings, LLC	Delaware
CML-Chicago Market Labs, Inc.	Delaware
Coastal Carolina Physician Practices, LLC	Delaware
Coastal Carolina Pro Fee Billing, L.L.C.	South Carolina
Commonwealth Continental Health Care, Inc.	Florida
Community Hospital of Los Gatos, Inc.	California
Conifer Care Continuum Solutions, LLC	Maryland
Conifer Ethics and Compliance, Inc.	Delaware
Conifer Global Business Center, Inc.	Republic of the Philippines
Conifer Global Holdings, Inc.	Delaware
Conifer Health Solutions, LLC	Delaware
Conifer Holdings, Inc.	Delaware
Conifer Patient Communications, LLC	Florida
Conifer Physician Services Holdings, Inc.	Delaware
Conifer Physician Services, Inc.	Illinois
Conifer Revenue Cycle Solutions, LLC	California
Conifer Value-Based Care, LLC	Maryland
Conifer WFH Global Business Center, Inc.	Republic of the Philippines
CRH of El Paso, LLC	Texas
CRNAs of Michigan	Michigan

Delray Medical Center, Inc.	Florida
Delray Medical Physician Services, L.L.C.	Florida
Desert Regional Medical Center, Inc.	California
Detroit Education & Research	Michigan
DigitalMed, Inc.	Delaware
Dignity/Abrazo Health Network, LLC	Arizona
DMC Education & Research	Michigan
Doctors Hospital of Manteca, Inc.	California
Doctors Medical Center of Modesto, Inc.	California
East Cooper Coastal Family Physicians, L.L.C.	South Carolina
East Cooper Hyperbarics, L.L.C.	Delaware
East Cooper OB/GYN, L.L.C.	South Carolina
East Cooper Physician Network, LLC	South Carolina
East Cooper Primary Care Physicians, L.L.C.	South Carolina
ECCH Holdings, Inc.	South Carolina
Emerus/BHS SA Hausman, LLC	Texas
Emerus/BHS SA Kelly, LLC	Texas
Emerus/BHS SA, LLC	Texas
Emerus BHS/SA NW Military, LLC	Texas
Emerus/BHS SA Overlook Parkway, LLC	Texas
Emerus/BHS SA Schertz, LLC	Texas
Emerus BHS/SA Southside, LLC	Texas
Emerus/BHS SA Thousand Oaks, LLC	Texas
Emerus/BHS SA Westover Hills, LLC	Texas
Enterprise Research Solutions, LLC	Texas
EPHC, Inc.	Texas
First Choice Physician Partners	California
Florida Coast Medical and Surgical Center, Inc.	Florida
FMC Medical, Inc.	Florida
Fountain Valley Regional Hospital and Medical Center	California
FryeCare Women’s Services, L.L.C.	North Carolina
Frye Regional Medical Center, Inc.	North Carolina
Gastric Health Institute, L.L.C.	Georgia
Georgia North Fulton Healthcare Associates, L.L.C.	Georgia
Georgia Northside Ear, Nose and Throat, L.L.C.	Georgia
Good Samaritan Medical Center, Inc.	Florida
Good Samaritan Surgery, L.L.C.	Florida
Greater Dallas Healthcare Enterprises	Texas
Greater Northwest Houston Enterprises	Texas
Gulf Coast Community Hospital, Inc.	Mississippi

Hardeeville Medical Group, L.L.C.	South Carolina
Harlingen Physician Network, Inc.	Texas
Harper-Hutzel AHP Services, Inc.	Michigan
HC Hialeah Holdings, Inc.	Florida
HCH Tucson Holdings, LLC	Delaware
HCN Emerus El Paso, LLC	Texas
HCN Emerus Management Sub, LLC	Texas
HCN Emerus Texas, LLC	Texas
HCN EP Horizon City, LLC	Texas
HCN EP Lee Trevino, LLC	Texas
HCN EP Northeast, LLC	Texas
HCN EP Sunland Park, LLC	Texas
HCN Laboratories, Inc.	Texas
HCN Physicians, Inc.	Texas
HCN Surgery Center Holdings, Inc.	Delaware
HDMC Holdings, L.L.C.	Delaware
The Healthcare Insurance Corporation	Cayman Islands
Healthcare Network Alabama, Inc.	Delaware
Healthcare Network CFMC, Inc.	Delaware
Healthcare Network DPH, Inc.	Missouri
Healthcare Network Georgia, Inc.	Delaware
Healthcare Network Holdings, Inc.	Delaware
Healthcare Network Hospitals (Dallas), Inc.	Delaware
Healthcare Network Hospitals, Inc.	Delaware
Healthcare Network Louisiana, Inc.	Delaware
Healthcare Network Missouri, Inc.	Delaware
Healthcare Network North Carolina, Inc.	Delaware
Healthcare Network South Carolina, Inc.	Delaware
Healthcare Network Tennessee, Inc.	Delaware
Healthcare Network Texas, Inc.	Delaware
Healthcare SMG I, LLC	Florida
Healthcare SMG II, LLC	Florida
Healthcare SMG IV, LLC	Florida
Healthcare UC Holdings, Inc.	Delaware
The Healthcare Underwriting Company, a Risk Retention Group	Vermont
HealthCorp Network, Inc.	Delaware
Health Services CFMC, Inc.	Texas
Health Services HNMC, Inc.	Delaware
Health Services Network Care, Inc.	Delaware
Health Services Network Hospitals, Inc.	Delaware

Health Services Network Texas, Inc.	Delaware
HH GP Holdings, Inc.	South Carolina
Hialeah Real Properties, Inc.	Florida
Hilton Head HealthSystem Holdings, L.P.	South Carolina
Hilton Head Regional Healthcare, L.L.C.	South Carolina
Hilton Head Regional OB/GYN Partners, L.L.C.	South Carolina
Hilton Head Regional Physician Network – Georgia, L.L.C.	Georgia
Hilton Head Regional Physician Network, LLC	South Carolina
Hitchcock State Street Real Estate, Inc.	California
HNMC, Inc.	Delaware
HNW GP, Inc.	Delaware
HNW LP, Inc.	Delaware
Holy Cross Hospital, Inc.	Arizona
Home Health Partners of San Antonio, LLC	Texas
Hoover Doctors Group, Inc.	Alabama
Hospital Development of West Phoenix, Inc.	Delaware
Hospital RCM Services, LLC	Texas
Houston Northwest Partners, Ltd.	Texas
Houston Specialty Hospital, Inc.	Texas
Houston Sunrise Investors, Inc.	Delaware
Imaging Center at Baxter Village, L.L.C.	South Carolina
InforMed Insurance Services, LLC	Maryland
JFK Memorial Hospital, Inc.	California
Journey Home Healthcare of San Antonio, LLC	Texas
Laguna Medical Systems, Inc.	California
Lakewood Regional Medical Center, Inc.	California
Lifemark Hospitals, Inc.	Delaware
Lifemark Hospitals of Florida, Inc.	Florida
Lifemark Hospitals of Louisiana, Inc.	Louisiana
Los Alamitos Medical Center, Inc.	California
MacNeal Management Services, Inc.	Illinois
MacNeal Physicians Group, LLC	Delaware
Medplex Outpatient Medical Centers, Inc.	Alabama
Memphis Urgent Care #1, L.L.C.	Tennessee
Memphis Urgent Care #2, L.L.C.	Tennessee
MetroWest HomeCare & Hospice, LLC	Massachusetts
Michigan Regional Imaging, LLC	Michigan
Modesto Radiology Imaging, Inc.	California
Nacogdoches ASC-LP, Inc.	Delaware
National Ancillary, Inc.	Texas

National ASC, Inc.	Delaware
National Diagnostic Imaging Centers, Inc.	Texas
National Home Health Holdings, Inc.	Delaware
National ICN, Inc.	Texas
National Imaging Center Holdings, Inc.	Delaware
National Medical Services II, Inc.	Florida
National Outpatient Services Holdings, Inc.	Delaware
National Urgent Care, Inc.	Florida
New H Acute, Inc.	Delaware
Newhope Imaging Center, Inc.	California
New Medical Horizons II, Ltd.	Texas
NextCare Arizona I JV, LLC	Delaware
NICH GP Holdings, LLC	Delaware
NMC Lessor, L.P.	Texas
NME Headquarters, Inc.	California
NME Properties Corp.	Tennessee
NME Properties, Inc.	Delaware
NME Property Holding Co., Inc.	Delaware
NME Psychiatric Hospitals, Inc.	Delaware
NME Rehabilitation Properties, Inc.	Delaware
North Fulton Medical Center, Inc.	Georgia
North Fulton Women’s Consultants, L.L.C.	Georgia
North Miami Medical Center, Ltd.	Florida
NSMC Holdings, Inc.	Florida
NS Medical Billing Center, L.L.C.	Florida
NUCH of Georgia, L.L.C.	Georgia
NUCH of Massachusetts, LLC	Massachusetts
NUCH of Michigan, Inc.	Michigan
Olive Branch Urgent Care #1, LLC	Mississippi
OrNda Hospital Corporation	California
Orthopedic Associates of the Lowcountry, L.L.C.	South Carolina
Paley Institute Global, LLC	Florida
Palm Beach Gardens Community Hospital, Inc.	Florida
Palm Valley Medical Center Campus Association	Arizona
PDN, L.L.C.	Texas
PHPS-CHM Acquisition, Inc.	Delaware
PHPS, Inc.	Arizona
Physician Practice Integration of Georgia, Inc.	Georgia
Physician Practice Integration of Hawaii, Inc.	Hawaii
Physician Practice Integration of Maine, Inc.	Delaware

Physician Practice Integration of PA, Inc.	Pennsylvania
Piedmont Carolina OB/GYN of York County, L.L.C.	South Carolina
Piedmont/Carolinas Radiation Therapy, LLC	South Carolina
Piedmont East Urgent Care Center, L.L.C.	South Carolina
Piedmont Express Care at Sutton Road, L.L.C.	South Carolina
Piedmont Family Practice at Rock Hill, L.L.C.	South Carolina
Piedmont General Surgery Associates, L.L.C.	South Carolina
Piedmont Physician Network, LLC	South Carolina
Piedmont Pulmonology, L.L.C.	South Carolina
Piedmont Urgent Care and Industrial Health Centers, Inc.	South Carolina
Piedmont Urgent Care Center at Baxter Village, L.L.C.	South Carolina
Placentia-Linda Hospital, Inc.	California
Pleasanton Diagnostic Imaging, Inc.	California
PMC Physician Network, L.L.C.	South Carolina
Practice Partners Management, L.P.	Texas
Premier Medical Specialists, L.L.C.	Missouri
PSS Patient Solution Services, LLC	Texas
Republic Health Corporation of Rockwall County	Nevada
Resolute Health Physicians Network, Inc.	Texas
Resolute Hospital Company, LLC	Delaware
RHC Parkway, Inc.	Delaware
R.H.S.C. El Paso, Inc.	Texas
RLC, LLC	Arizona
Saint Francis-Arkansas Physician Network, LLC	Arkansas
Saint Francis-Bartlett Physician Network, LLC	Tennessee
Saint Francis Cardiology Associates, L.L.C.	Tennessee
Saint Francis Cardiovascular Surgery, L.L.C.	Tennessee
Saint Francis Center for Surgical Weight Loss, L.L.C.	Tennessee
Saint Francis Hospital-Bartlett, Inc.	Tennessee
Saint Francis Hospital Billing Center, L.L.C.	Tennessee
Saint Francis Hospital Pro Fee Billing, L.L.C.	Tennessee
Saint Francis Medical Partners, East, L.L.C.	Tennessee
Saint Francis Medical Partners, General Surgery, L.L.C.	Tennessee
Saint Francis Physician Network, LLC	Tennessee
Saint Francis Surgical Associates, L.L.C.	Tennessee
Saint Vincent Physician Services, Inc.	Massachusetts
San Ramon Ambulatory Care, LLC	Delaware
San Ramon Regional Medical Center, LLC	Delaware
SFMP, Inc.	Tennessee
SFMPE - Crittenden, L.L.C.	Arkansas

Sierra Providence Healthcare Enterprises	Texas
Sierra Providence Health Network, Inc.	Texas
SL-HLC, Inc.	Missouri
SLH Vista, Inc.	Missouri
SMSJ Imaging Company, LLC	Delaware
SMSJ Tucson Holdings, LLC	Delaware
South Carolina Health Services, LLC	South Carolina
South Carolina SeWee Family Medicine, L.L.C.	South Carolina
Southern Orthopedics and Sports Medicine, L.L.C.	South Carolina
Spalding Regional Medical Center, Inc.	Georgia
Spalding Regional OB/GYN, L.L.C.	Georgia
Spalding Regional Physician Services, L.L.C.	Georgia
Springfield Service Holding Corporation	Delaware
SRRMC Management, Inc.	Delaware
St. Mary’s Levee Company, LLC	Arizona
St. Mary’s Medical Center, Inc.	Florida
Sun View Imaging, L.L.C.	New Mexico
Sylvan Grove Hospital, Inc.	Georgia
T1 Security, LLC	Texas
Tenet Business Services Corporation	Texas
Tenet California, Inc.	Delaware
TenetCare Frisco, Inc.	Texas
Tenet Employment, Inc.	Texas
Tenet Finance Corp.	Delaware
Tenet Florida, Inc.	Delaware
Tenet Florida Physician Services II, L.L.C.	Florida
Tenet Florida Physician Services III, L.L.C.	Florida
Tenet Florida Physician Services, L.L.C.	Florida
Tenet Global Business Center, Inc.	Republic of the Philippines
Tenet HealthSystem Hahnemann, L.L.C.	Pennsylvania
Tenet HealthSystem Medical, Inc.	Delaware
Tenet HealthSystem Nacogdoches ASC GP, Inc.	Texas
Tenet HealthSystem Philadelphia, Inc.	Pennsylvania
Tenet HealthSystem St. Christopher’s Hospital for Children, L.L.C.	Pennsylvania
Tenet Hilton Head Heart, L.L.C.	South Carolina
Tenet Hospitals Limited	Texas
Tenet Patient Safety Organization, LLC	Texas
Tenet Physician Resources, LLC	Delaware
Tenet Rehab Piedmont, Inc.	South Carolina
Tenet Relocation Services, L.L.C.	Texas

Tenet SC East Cooper Hospitalists, L.L.C.	South Carolina
Tenet South Carolina Lowcountry OB/GYN, L.L.C.	South Carolina
Tenet Ventures, Inc.	Delaware
Tenet WFH Global Business Center, Inc.	Republic of the Philippines
TFPS IV, L.L.C.	Florida
TH Healthcare, Ltd.	Texas
TH International Services Florida, LLC	Florida
TSPE, LLC	Texas
Tucson Hospital Holdings, Inc.	Delaware
Tucson Physician Group Holdings, LLC	Delaware
UCC Tucson Holdings, LLC	Delaware
USPI Holding Company, Inc.[1]	Delaware
Valley Baptist Realty Company, LLC	Delaware
Valley Baptist Wellness Center, LLC	Texas
Valley Health Care Network	Texas
Vanguard Health Financial Company, LLC	Delaware
Vanguard Health Holding Company I, LLC	Delaware
Vanguard Health Holding Company II, LLC	Delaware
Vanguard Health Management, Inc.	Delaware
Vanguard Health Systems, Inc.	Delaware
Vanguard Holding Company I, Inc.	Delaware
Vanguard Holding Company II, Inc.	Delaware
Vanguard Physician Services, LLC	Delaware
VB Brownsville LTACH, LLC	Texas
VBOA ASC GP, LLC	Texas
VBOA ASC Partners, L.L.C.	Texas
VHM Services, Inc.	Massachusetts
VHS Acquisition Corporation	Delaware
VHS Acquisition Subsidiary Number 1, Inc.	Delaware
VHS Acquisition Subsidiary Number 3, Inc.	Delaware
VHS Acquisition Subsidiary Number 5, Inc.	Delaware
VHS Acquisition Subsidiary Number 6, Inc.	Delaware
VHS Acquisition Subsidiary Number 7, Inc.	Delaware
VHS Acquisition Subsidiary Number 8, Inc.	Delaware
VHS Acquisition Subsidiary Number 9, Inc.	Delaware
VHS Acquisition Subsidiary Number 11, Inc.	Delaware
VHS Acquisition Subsidiary Number 12, Inc.	Delaware
1     Subsidiaries of this entity, in which Tenet Healthcare Corporation directly and indirectly held a 100% ownership interest effective December 31, 2025, are set forth in the table below.

VHS Arizona Heart Institute, Inc.	Delaware
VHS Brownsville Hospital Company, LLC	Delaware
VHS Children’s Hospital of Michigan, Inc.	Delaware
VHS Detroit Businesses, Inc.	Delaware
VHS Detroit Receiving Hospital, Inc.	Delaware
VHS Detroit Ventures, Inc.	Delaware
VHS Harlingen Hospital Company, LLC	Delaware
VHS Harper-Hutzel Hospital, Inc.	Delaware
VHS Holding Company, Inc.	Delaware
VHS Huron Valley-Sinai Hospital, Inc.	Delaware
VHS Imaging Centers, Inc.	Delaware
VHS of Anaheim, Inc.	Delaware
VHS of Arrowhead, Inc.	Delaware
VHS of Huntington Beach, Inc.	Delaware
VHS of Illinois, Inc.	Delaware
VHS of Michigan, Inc.	Delaware
VHS of Michigan Staffing, Inc.	Delaware
VHS of Orange County, Inc.	Delaware
VHS of Phoenix, Inc.	Delaware
VHS of South Phoenix, Inc.	Delaware
VHS Outpatient Clinics, Inc.	Delaware
VHS Phoenix Health Plan, Inc.	Delaware
VHS Physicians of Michigan	Michigan
VHS Rehabilitation Institute of Michigan, Inc.	Delaware
VHS San Antonio Imaging Partners, L.P.	Delaware
VHS San Antonio Partners, LLC	Delaware
VHS Sinai-Grace Hospital, Inc.	Delaware
VHS University Laboratories, Inc.	Delaware
VHS Valley Health System, LLC	Delaware
VHS Valley Holdings, LLC	Delaware
VHS Valley Management Company, Inc.	Delaware
VHS West Suburban Medical Center, Inc.	Delaware
VHS Westlake Hospital, Inc.	Delaware
Walker Street Imaging Care, Inc.	California
Watermark Physician Services, Inc.	Illinois
West Boca Medical Center, Inc.	Florida
West Palm Healthcare Real Estate, Inc.	Florida
Wilshire Rental Corp.	Delaware

Consolidated Subsidiaries of USPI Holding Company, Inc.

Name of Entity	State or Other Jurisdiction of Formation
Advanced Ambulatory Surgical Care, L.P.	Missouri
Advanced Center for Surgery – Vero Beach, LLC	Florida
Advanced Endoscopy and Pain Center, LLC	Delaware
Advanced Endoscopy Center, LLC	Missouri
Advanced Regional Surgery Center LLC	Indiana
Advanced Scottsdale Anesthesia, LLC	Arizona
Advanced Spine Center of Wisconsin, LLC	Wisconsin
Advanced Surgery Center of Bethesda, LLC	Maryland
Advanced Surgery Center of Metairie LLC	Louisiana
Advanced Surgery Center of Northern Louisiana LLC	Louisiana
Advanced Surgery Center of Sarasota LLC	Florida
Advanced Surgery Center of Tampa LLC	Florida
Advanced Surgical Care of Boerne, LLC	Texas
Advanced Surgical Care of Clearwater, LLC	Florida
Advanced Surgical Care of Lutz, LLC	Florida
AdventHealth Surgery Center Davenport, LLC	Florida
AdventHealth Surgery Center Mills Park, LLC	Florida
AdventHealth Surgery Center Wellswood, LLC	Florida
AdventHealth Surgery Centers Central Florida, LLC	Florida
AdventHealth Surgery Centers West Florida, LLC	Florida
AEPC Anesthesia, LLC	Delaware
AIG Holdings, LLC	Texas
AIGB Global, LLC	Texas
AIGB Group, Inc.	Delaware
AIGB Holdings, Inc.	Delaware
AIGB Management Services, LLC	Texas
Alameda Surgery Center, LLC	California
Alamo Heights Surgicare, L.P.	Texas
Aligned Orthopedic Partners/USP Surgery Centers Bethesda, L.L.C.	Maryland
Aligned Orthopedic Partners/USP Surgery Centers Mid-Atlantic, L.L.C.	Maryland
Alliance Surgery Birmingham, LLC	Delaware
Alliance Surgery, Inc.	Delaware
Aloe Surgical Center Scottsdale LLC	Arizona
Alvarado Eye Surgery Center, LLC	Delaware
Amarillo Endoscopy Center, LLC	Texas
Ambulatory Surgical Associates, LLC	Tennessee
Ambulatory Surgical Center of Somerville, LLC	New Jersey

American Institute of Gastric Banding Phoenix, Limited Partnership	Arizona
American Institute of Gastric Banding, Ltd.	Texas
Anesthesia Partners of Gallatin, LLC	Tennessee
APN	Texas
ARC Worcester Center, L.P.	Tennessee
Arizona Advanced Anesthesia LLC	Arizona
Arizona Advanced Endoscopy, LLC	Arizona
Arizona Center for Digestive Health, P.L.L.C.	Arizona
Arizona Centers for Digestive Health, LLC	Arizona
Arizona Spine and Joint Hospital, LLC	Arizona
ASC of New Jersey LLC	New Jersey
ASC of Trinity, LLC	Florida
ASC Old Co., LP	Delaware
Ascension Providence/USP Waco, LLC	Texas
Ascension Saint Thomas Lebanon Surgery Center, LLC	Tennessee
Ascension Texas/USP Austin JV, LLC	Texas
Ascension/USP Florida Surgery Centers, L.L.C.	Delaware
ASJH Joint Venture, LLC	Arizona
Audubon Ambulatory Surgery Center, LLC	Colorado
AUS/USP Arizona Surgery Centers, L.L.C.	Delaware
Avita/USP Surgery Centers, L.L.C.	Ohio
AZ West Endoscopy Center, LLC	Arizona
BAEC Anesthesia, LLC	Delaware
Baptist Health/USP Surgery Centers, LLC	Florida
Baptist Plaza Surgicare, L.P.	Tennessee
Baptist Surgery Center, L.P.	Tennessee
Baptist Womens Health Center, LLC	Tennessee
Baptist/USP Surgery Centers, L.L.C.	Texas
Barkley Surgicenter, LLC	Florida
Bartlett ASC, LLC	Tennessee
Bay Area Endoscopy Center, LLC	Delaware
Bay Area Surgical Specialist Services, LLC	California
Berkshire Eye LLC	Pennsylvania
Bethesda Chevy Chase Surgery Center, LLC	Maryland
Bethlehem Endoscopy Center, L.L.C.	Pennsylvania
Bloomington ASC, LLC	Indiana
Blue Ridge/USP Surgery Centers, LLC	Tennessee
Bluffton Okatie Surgery Center, L.L.C.	South Carolina
Bowden Gastro Associates, LLC	Delaware
Braselton Endoscopy Center, LLC	Georgia

Briarcliff Ambulatory Surgery Center, L.P.	Missouri
Bristol Ambulatory Surgery Center, LLC	Tennessee
Brownsville Ambulatory Surgery Center, LLC	Texas
BSSMH/USP Surgery Centers, L.L.C.	Virginia
Camp Lowell Surgery Center, L.L.C.	Arizona
Capital City Surgery Center of Florida, LLC	Delaware
Capitol Surgical Center, LLC	Delaware
Carmel Specialty Surgery Center LLC	Indiana
Carolinas Endoscopy Center, LLC	Delaware
CCSC Anesthesia, LLC	Delaware
CDEU Anesthesia, LLC	Delaware
CEC, LLC	Delaware
Cedar Park Surgery Center, L.L.P.	Texas
Center for Endoscopy, LLC	Delaware
Central Delaware Endoscopy Unit, LLC	Delaware
Central Jersey Surgery Center, LLC	Georgia
Central Maine Eye Surgery Center, LLC	Delaware
Central Virginia Surgi-Center, L.P.	Virginia
Centura Ventures Surgery Centers, LLC	Colorado
Centura/USP Colorado Springs Surgery Centers, L.L.C.	Colorado
CESC, LLC	Delaware
CFAGI, LLC	Delaware
Chandler Endoscopy Ambulatory Surgery Center, LLC	Arizona
Chandler Orthopedic Center, LLC	Arizona
Charlotte Endoscopic Surgery Center, LLC	Florida
Chattanooga Pain Management Center LLC	Delaware
Chesterfield Ambulatory Surgery Center, L.P.	Missouri
CHIC/USP Surgery Centers, LLC	Colorado
Cityview Surgery Center, LLC	Texas
Clarksville Surgery Center, LLC	Tennessee
CMEC Eye Care, LLC	Delaware
Coastal Endo, LLC	New Jersey
Coast Surgery Center, L.P.	California
Coffee Road Surgery Center LLC	California
Colorado GI Centers, LLC	Colorado
Colorado Urologic Surgery Center, LLC	Colorado
Columbia Endoscopy Center, L.L.C.	Missouri
Columbia River Surgery Center LLC	Oregon
Columbus Anesthesia Partners, LLC	Georgia
Columbus Endoscopy Center, LLC	Delaware

Columbus Specialty Surgery Center LLC	Indiana
Comfort Endoscopy Anesthesia, LLC	Delaware
Compass Surgical Partners Holdings of Asheville, LLC	North Carolina
Compass Surgical Partners Holdings of Odessa LLC	North Carolina
Compass Surgical Partners Holdings of Raleigh, LLC	North Carolina
Compass Surgical Partners Holdings of Spring Hill, LLC	North Carolina
Compass Surgical Partners Holdings of St. Petersburg, LLC	North Carolina
Compass Surgical Partners Holdings of Tampa, LLC	North Carolina
Compass Surgical Partners Holdings of Waco, LLC	North Carolina
Compass Surgical Partners Holdings of Winston-Salem, LLC	North Carolina
Conroe Surgery Center 2, LLC	Texas
Consolidated Pathology, Inc.	Delaware
Coral Ridge Outpatient Center, LLC	Florida
Corpus Christi Surgicare, Ltd.	Texas
COUA/USP Colorado Surgery Centers, L.L.C.	Delaware
Covenant Annapolis MSO, LLC	Delaware
Covenant Columbus MSO, LLC	Delaware
Covenant Kips Bay ASO, LLC	Delaware
Covenant Pathology Services, LLC	Delaware
Covenant PEO NY, LLC	New York
Covenant Practice Management, LLC	Delaware
Covenant Surgical Holdings, LLC	Delaware
Covenant Surgical Parent Corporation	Delaware
Covenant Surgical Partners, Inc.	Delaware
Covenant Teaneck MSO, LLC	Delaware
Covenant/USP Surgery Centers, LLC	Tennessee
Covenant Valley Management, LLC	Delaware
Creekwood Surgery Center, L.P.	Missouri
Crescent City Surgery Center, LLC	Delaware
Crown Point Surgery Center, LLC	Colorado
Crown Point Surgical Suites, LLC	Indiana
CS/USP General Partner, L.L.C.	Texas
CS/USP Surgery Centers, L.P.	Texas
CUA/USP Maryland Surgery Centers, L.L.C.	Delaware
Cypress Ambulatory Surgery Center, LLC	Florida
Dayton Gastro Holdings, LLC	Ohio
Delaware River Surgical Suites LLC	Pennsylvania
Delray Beach ASC, LLC	Florida
Denville Surgery Center, LLC	New Jersey
Desert Ridge Outpatient Surgery, LLC	Arizona

Destin Surgery Center, LLC	Florida
DeTar/USP Surgery Center, LLC	Texas
DH/USP SJOSC Investment Company, L.L.C.	Arizona
DigestiveCare, LLC	Ohio
Dignity/USP Phoenix Surgery Centers II, L.L.C.	Arizona
Doctors Outpatient Surgery Center of Jupiter, L.L.C.	Florida
Durango ASC, LLC	Colorado
Durbin Crossing Endoscopy Center, LLC	Florida
DxTx/USP Surgery Center, LLC	Delaware
East Atlanta Endoscopy Centers, LLC	Georgia
East Columbus Surgery Center, LLC	Ohio
East West Surgery Center, L.P.	Georgia
Eastgate Building Center, L.L.C.	Ohio
ECGJ Anesthesia, LLC	Delaware
ECIE Anesthesia, LLC	Delaware
El Mirador Surgery Center, L.L.C.	California
El Paso Center for Gastrointestinal Endoscopy, LLC	Texas
El Paso Day Surgery, LLC	Texas
El Paso Urology Surgery Center Curie, LLC	Texas
Emanate/USP Surgery Centers, LLC	California
Emerald Coast Endoscopy Center, LLC	Florida
Encinitas Endoscopy Center, LLC	California
Endoscopy ASC of Middle Georgia, LLC	Georgia
Endoscopy Center of Dayton, Ltd.	Ohio
Endoscopy Center of Dayton North, LLC	Ohio
Endoscopy Center of Grand Junction, LLC	Delaware
Endoscopy Center of Hackensack, LLC	New Jersey
Endoscopy Center of Inland Empire, LLC	Delaware
Endoscopy Center of Lake County LLC	Ohio
Endoscopy Center of North Baltimore, LLC	Maryland
Endoscopy Center of Northern Ohio, LLC	Ohio
The Endoscopy Center of Santa Maria, LLC	California
Endoscopy Center of Southern California, LLC	Delaware
EPIC ASC, LLC	Kansas
Eye Center of Nashville UAP, LLC	Tennessee
Eye Surgery Center of Nashville, LLC	Tennessee
Eynon Surgery Center, LLC	Delaware
First Choice Ambulatory Surgical Center, LLC	Texas
Fish Pond Surgery Center, LLC	Texas
Flagstaff Bone & Joint Surgical Center, LLC	Arizona

Flatirons Surgery Center, LLC	Colorado
Florida Orthopaedic Institute Surgery Center, LLC	Florida
Florida Springs Surgery Center, LLC	Florida
Foundation Bariatric Hospital of San Antonio, L.L.C.	Texas
Foundation San Antonio Borrower Sub, LLC	Texas
Franklin Endo UAP, LLC	Tennessee
Franklin Endoscopy Center, LLC	Tennessee
Frontenac Ambulatory Surgery & Spine Care Center, L.P.	Missouri
GAB Endoscopy Center, LLC	Texas
Gainesville Endoscopy ASC, LLC	Georgia
Gainesville Endoscopy Center, LLC	Georgia
Gamma Surgery Center, LLC	Delaware
Gastroenterology Anesthesia Consultants, LLC	Arizona
Gastroenterology Associates LLC	Washington
Gastroenterology East MSO, LLC	Delaware
Gastro Health/USP Surgery Centers, L.L.C.	Delaware
Gastro Health/USP Washington Surgery Centers, L.L.C.	Delaware
GCSA Ambulatory Surgery Center, LLC	Texas
GCSC Anesthesia, LLC	Delaware
Georgia Endoscopy Center, LLC	Georgia
Georgia Musculoskeletal Network, Inc.	Georgia
GH Edmonds Endoscopy Center, LLC	Washington
GH Edmonds Endoscopy Center Sub, LLC	Washington
GH Evergreen Endoscopy Center – Kirkland, LLC	Washington
GH Evergreen Endoscopy Center Sub, LLC	Washington
GH Fremont Endoscopy Center, LLC	Washington
GH Fremont Endoscopy Center Sub, LLC	Washington
GI Associates of Big Bend, LLC	Delaware
GIA/USP Surgery Centers, L.L.C.	Delaware
G.I. Diagnostic and Therapeutic Center, LLC	Tennessee
Glendale Endoscopy Center, LLC	California
Glen Echo Surgery Center, LLC	Maryland
Gold Coast Surgery Center, LLC	Florida
Golden Ridge ASC, LLC	Colorado
Grand Rapids Surgical Suites, LLC	Michigan
Grant Surgicenter, LLC	Pennsylvania
Great Lakes Surgical Suites, LLC	Indiana
GSC Anesthesia, LLC	Delaware
Gulfshore Endoscopy Center, LLC	Florida
Hagerstown Surgery Center, LLC	Maryland

Harbor Heights Surgery Center, LLC	Maryland
Harvard Park Surgery Center, LLC	Colorado
Haymarket Surgery Center, LLC	Virginia
Health Horizons of Kansas City, Inc.	Tennessee
Health Horizons of Murfreesboro, Inc.	Tennessee
Health Horizons/Piedmont Joint Venture, L.L.C.	Tennessee
Healthmark Partners, Inc.	Delaware
Hill Country ASC Partners, LLC	Texas
Hill Country Surgery Center, LLC	Texas
HKRI Holdings, LLC	North Carolina
HMHP/USP Surgery Centers, L.L.C.	Ohio
HMH – USP Surgery Center at Coastal, L.L.C.	New Jersey
HMH – USP Surgery Center at Lakewood, L.L.C.	New Jersey
HMH – USP Surgery Center at Metropolitan, L.L.C.	New Jersey
Holston Valley Ambulatory Surgery Center, LLC	Tennessee
HOPCo/Renown/USP Surgery Centers, L.L.C.	Delaware
HOPCO/USP Surgery Centers, L.L.C.	Delaware
HOPCo/USP Surgery Centers II, L.L.C.	Delaware
Houston PSC, L.P.	Texas
Howard County Gastrointestinal Diagnostic Center, LLC	Maryland
HSS Palm Beach Ambulatory Surgery Center, LLC	Florida
HSS/USP Surgery Center, LLC	Florida
HUMC/USP Surgery Centers, L.L.C.	New Jersey
Hyde Park Surgery Center, LLC	Texas
Interventional Pain Center of Chesterfield, L.L.C.	Missouri
Intracoastal Surgery Center, LLC	Florida
The Jackson Ophthalmology ASC, LLC	Tennessee
Jacksonville Endoscopy Centers, LLC	Florida
KHS Ambulatory Surgery Center, LLC	New Jersey
KHS/USP Surgery Centers, LLC	New Jersey
Kingsport Ambulatory Surgery Center, LLC	Tennessee
Laguna Hills Pathology Lab, LLC	Delaware
Lake City Surgery Center, LLC	Florida
Lake Endoscopy Center, LLC	Florida
Lakewood Ranch Surgical Suites, LLC	Florida
Lakewood Surgery Center, LLC	Delaware
Lancaster Specialty Surgery Center, LLC	Ohio
Landmark Surgical Suites, LLC	Indiana
Largo Endoscopy Center, LLC	Florida
Lebanon Endoscopy Center, LLC	Tennessee

Legacy Warren Partners, L.P.	Texas
Legent Outpatient Surgery Singing Hills, LLC	Texas
Leonardtown Surgery Center, LLC	Maryland
Longleaf Surgery Center, LLC	Florida
Lowcountry Ambulatory Center, LLC	South Carolina
M2O/USP Holdings I, LLC	Delaware
Manchester Ambulatory Surgery Center, L.P.	Missouri
Maple Lawn Surgery Center, L.L.C.	Maryland
Marion Surgery Center LLC	Florida
The Maryland Center for Digestive Health, LLC	Maryland
MASC Partners, LLC	Missouri
Mason Ridge Ambulatory Surgery Center, L.P.	Missouri
McLaren ASC of Flint, L.L.C.	Michigan
Medical House Staffing, LLC	Texas
Medical Park Tower Surgery Center, LLC	Texas
Med-Laser Surgical Center, LLC	California
Memorial Hermann Bay Area Endoscopy Center, LLC	Texas
Memorial Hermann Endoscopy & Surgery Center North Houston, L.L.C.	Texas
Memorial Hermann Endoscopy Center North Freeway, LLC	Texas
Memorial Hermann Specialty Hospital Kingwood, L.L.C.	Texas
Memorial Hermann Sugar Land Surgical Hospital, LLP	Texas
Memorial Hermann Surgery Center Brazoria, LLC	Texas
Memorial Hermann Surgery Center Cypress, LLC	Texas
Memorial Hermann Surgery Center Kingsland, L.L.C.	Texas
Memorial Hermann Surgery Center Kirby, LLC	Texas
Memorial Hermann Surgery Center Main Street, LLC	Texas
Memorial Hermann Surgery Center Pinecroft, L.L.C.	Texas
Memorial Hermann Surgery Center Preston Road, Ltd.	Texas
Memorial Hermann Surgery Center Richmond, LLC	Texas
Memorial Hermann Surgery Center Woodlands Parkway, LLC	Texas
Memorial Hermann Texas International Endoscopy Center, LLC	Texas
Memorial Hermann/USP Surgery Centers II, L.P.	Texas
Memorial Hermann/USP Surgery Centers IV, LLP	Texas
Memorial Surgery Center, LLC	Oklahoma
Metro Specialty Surgery Center, L.L.C.	Indiana
Metro Surgery Center, LLC	Delaware
Metropolitan Medical Partners, LLC	Maryland
Metropolitan New Jersey LLC	New Jersey
MH/USP Bay Area, LLC	Texas
MH/USP Brazoria, LLC	Texas

MH/USP Kingsland, LLC	Texas
MH/USP Kingwood, LLC	Texas
MH/USP Kirby, LLC	Texas
MH/USP Main Street, LLC	Texas
MH/USP North Freeway, LLC	Texas
MH/USP North Houston, LLC	Texas
MH/USP Richmond, LLC	Texas
MH/USP Sugar Land, LLC	Texas
MH/USP TMC Endoscopy, LLC	Texas
MH/USP West Houston, L.L.C.	Texas
MH/USP Woodlands Parkway, LLC	Texas
Miami Surgical Suites LLC	Florida
Michigan Outpatient Surgical Solutions, LLC	Michigan
Mid Rivers Ambulatory Surgery Center, L.P.	Missouri
Mid-State Endoscopy Center, LLC	Tennessee
Mid State Endo UAP, LLC	Tennessee
Middle Tennessee Ambulatory Surgery Center, L.P.	Delaware
Midland Ambulatory Surgery Center, L.L.C.	Texas
Midland Memorial/USP Surgery Centers, LLC	Texas
Midland Texas Surgical Center, LLC	Texas
Midwest Digestive Health Center, L.L.C.	Missouri
Midwest Specialty Surgery Center LLC	Indiana
Millennium Surgical Center, LLC	New Jersey
Minimally Invasive Surgery Center of NE, LLC	New Hampshire
Minimally Invasive Surgicenter LLC	Florida
MNH GI Anesthesia & Pain Management, LLC	Delaware
MNH GI Surgical Center, LLC	Delaware
Monocacy Surgery Center, LLC	Maryland
Mountain Empire Surgery Center, L.P.	Georgia
MSV Health/USP Surgery Centers, LLC	South Carolina
Munster Specialty Surgery Center LLC	Indiana
Murdock Ambulatory Surgery Center, LLC	Florida
MVH/USP Surgery Centers, LLC	Pennsylvania
Nassau Crossing Endoscopy Center, LLC	Florida
National Surgery Center Holdings, Inc.	Delaware
NKCH/USP Briarcliff GP, LLC	Missouri
NKCH/USP Liberty GP, LLC	Missouri
NKCH/USP Surgery Centers II, LLC	Missouri
NMC Surgery Center, L.P.	Texas
Norman Endoscopy Center, LLC	Oklahoma

North Anaheim Surgery Center, LLC	California
North Atlantic Surgical Suites, LLC	New Hampshire
North Campus Surgery Center, LLC	Missouri
North Denver Musculoskeletal Surgical Partners, LLC	Colorado
North East Regional Surgical Center LLC	New Jersey
North Haven Surgery Center, LLC	Connecticut
North Shore Same Day Surgery, L.L.C.	Illinois
North Shore Surgical Suites, LLC	Wisconsin
North Valley Orthopedic Surgery Center, L.L.C.	Tennessee
Northern Michigan Surgical Suites, LLC	Michigan
Northern Monmouth Regional Surgery Center, L.L.C.	New Jersey
NorthPointe Surgical Suites, LLC	Ohio
Northridge Surgery Center, L.P.	Tennessee
NorthShore/USP Surgery Centers II, L.L.C.	Illinois
Northwest Ambulatory Surgery Center, LLC	Oregon
Northwest Georgia Orthopaedic Surgery Center, L.L.C.	Georgia
Northwest Regional Surgery Center LLC	Indiana
Northwest Surgery Center, LLP	Texas
Northwest Surgery Center, Ltd.	Texas
Novant/UVA/USP Surgery Centers, LLC	Virginia
NSCH GP Holdings, LLC	Delaware
NSCH/USP Desert Surgery Centers, L.L.C.	Delaware
NSN Revenue Resources, LLC	Florida
Odessa Endoscopy Center, LLC	Delaware
The Old Bridge Surgery Center, LLC	Delaware
Old Tesson Surgery Center, L.P.	Missouri
Olive Ambulatory Surgery Center, LLC	Missouri
One GI/USP Canton/Cleveland Surgery Centers, LLC	Delaware
One GI/USP Dayton Surgery Centers, LLC	Delaware
One GI/USP Memphis Surgery Centers, LLC	Tennessee
Onyx & Pearl Surgical Suites, LLC	Ohio
Ophthalmology Anesthesia Services LLC	Florida
Ophthalmology Surgery Center of Orlando, LLC	Florida
Optimum Spine Center, LLC	Georgia
Orange Park Endoscopy Center, LLC	Florida
Orlando Health/USP Surgery Centers, L.L.C.	Florida
Orlando Outpatient Center for Surgery, LLC	Florida
Oro Valley Surgical Suites, LLC	Arizona
OrthoArizona Surgery Center Gilbert, LLC	Arizona
OrthoLink ASC Corporation	Tennessee

OrthoLink/Georgia ASC, Inc.	Georgia
OrthoLink/New Mexico ASC, Inc.	Georgia
OrthoLink Physicians Corporation	Delaware
OrthoLink Radiology Services Corporation	Tennessee
Orthopedic and Surgical Specialty Company, LLC	Arizona
OSM/USP Florida Holdings I, LLC	Delaware
The Outpatient Center, LLC	Florida
Pacific Endoscopy, LLC	Delaware
Pacific Endoscopy Center, LLC	Hawaii
Pacific Endo-Surgical Center, L.P.	California
PAHS/USP Surgery Centers, L.L.C.	Colorado
Palm Beach International Surgery Center, LLC	Florida
Panhandle Outpatient Surgery Center LLC	Florida
Pankratz Eye Institute, LLC	Indiana
Paramus Endoscopy, LLC	New Jersey
Paramus Surgical Center, L.L.C.	New Jersey
ParkCreek ASC, LLC	Florida
Patient Partners, LLC	Tennessee
Peak Gastroenterology ASC, LLC	Colorado
PEC Anesthesia, LLC	Delaware
Pediatric Surgery Center – Odessa, LLC	Florida
Pediatric Surgery Centers, LLC	Florida
Phoenix Spine Goodyear ASC, LLC	Arizona
PHS/USP Southern California Surgery Centers, LLC	Delaware
PHS/USP Surgery Centers, LLC	Delaware
Physician’s Surgery Center of Chattanooga, L.L.C.	Tennessee
Physician’s Surgery Center of Knoxville, LLC	Tennessee
Physicians’ Surgery Center of Modesto, LLC	California
Physicians Surgery Center of Tempe, L.L.C.	Oklahoma
Physicians' Surgery Center of Tidewater, LLC	Virginia
Piccard Surgery Center, LLC	Maryland
Pinellas Surgery Center, LLC	Florida
Point of Rocks Surgery Center, LLC	Maryland
Porter Musculoskeletal Surgery Center, LLC	Colorado
Potomac View Surgery Center, LLC	Maryland
Premier ASC LLC	New Jersey
Premier at Exton Surgery Center LLC	Pennsylvania
Prescott Outpatient Surgical Center, LLC	Arizona
Prince Frederick Surgery Center, LLC	Maryland
Prince William Ambulatory Surgery Center, LLC	Virginia

Professional Anesthesia Services LLC	Arizona
Providence/USP Burbank Surgery Centers, L.L.C.	California
Providence/USP Santa Clarita GP, L.L.C.	California
Providence/USP South Bay Surgery Centers, L.L.C.	California
Providence/USP Surgery Centers, L.L.C.	California
Providence/USP Tarzana Surgery Centers, L.L.C.	California
Reading Ambulatory Surgery Center, L.P.	Pennsylvania
Reading Endoscopy Center, LLC	Delaware
Red Cedar Surgery Center, LLC	Michigan
Renaissance Surgery Center, LLC	California
Rest Assured Anesthesia, LLC	Florida
Resurgens Surgery Center, LLC	Georgia
Riva Road Surgical Center, L.L.C.	Maryland
Riverside Ambulatory Surgery Center, LLC	Missouri
Riverside Park Surgicenter, LLC	Florida
Rock Hill Surgery Center, LLC	South Carolina
Rockville Surgical Suites LLC	Maryland
Rocky Mountain Endoscopy Centers, LLC	Colorado
Roswell Surgery Center, L.L.C.	Georgia
RSC Illinois, LLC	Illinois
Safety Harbor ASC Company, LLC	Florida
Saint Agnes/Dignity/USP Surgery Centers II, L.L.C.	California
Saint Agnes/USP Surgery Centers, LLC	California
Saint Francis Surgery Center, L.L.C.	Tennessee
Saint Thomas Campus Surgicare, L.P.	Tennessee
Saint Thomas Surgery Center New Salem, LLC	Tennessee
Saint Thomas/TOA/USP Surgery Centers, L.L.C.	Tennessee
Saint Thomas/USP – Baptist Plaza, L.L.C.	Tennessee
Saint Thomas/USP Surgery Centers II, L.L.C.	Tennessee
Saint Thomas/USP Surgery Centers III, L.L.C.	Tennessee
Saint Thomas/USP Surgery Centers, L.L.C.	Tennessee
Salinas Endoscopy Center, LLC	California
Salmon Surgery Center, LLC	Washington
Same Day Management, L.L.C.	Illinois
Same Day SC of Central NJ, LLC	New Jersey
Same Day Surgery, L.L.C.	Illinois
San Antonio Endoscopy, L.P.	Texas
San Antonio Specialty Hospital	Texas
San Fernando Valley Surgery Center, L.P.	California
San Ramon Endoscopy Center, LLC	California

San Ramon Network Joint Venture, LLC	Delaware
Santa Barbara Outpatient Surgery Center, LLC	California
Santa Clarita Surgery Center, L.P.	California
Schertz Surgery Center, LLC	Texas
SCNRE, LLC	Texas
Scottsdale Endoscopy ASC, LLC	Arizona
Scripps/USP Surgery Centers 2, LLC	California
Seaside Surgery Center LLC	Florida
Select Physicians Surgery Center, LLC	Florida
Shore Outpatient Surgicenter, LLC	Georgia
Shoreline Real Estate Partnership, LLP	Texas
Shoreline Surgery Center, LLP	Texas
Sierra Pacific Surgery Center, LLC	Tennessee
Sierra Vista Surgery Center LLC	California
Silver Cross Ambulatory Surgery Center, LLC	Illinois
Silver Cross/USP Surgery Center, LLC	Illinois
Skyway Surgery Center, LLC	Florida
Solantic Holdings Corporation	Delaware
Solaris/USP South Carolina, LLC	Delaware
South County Outpatient Endoscopy Services, L.P.	Missouri
South County Outpatient Surgery Center Holdco, LLC	Delaware
South County Outpatient Surgery Center, L.L.C.	Florida
South Denver Musculoskeletal Surgical Partners, LLC	Colorado
South Florida Ambulatory Surgical Center, LLC	Florida
South Plains Endoscopy Center Associates, LLC	Texas
South Suburban Surgical Suites, LLC	Indiana
Southeastern Urological Partners, LLC	Florida
Southwest Endoscopy, LLC	Arizona
Southwest Orthopedic and Spine Hospital, LLC	Arizona
Southwestern Ambulatory Surgery Center, LLC	Pennsylvania
Specialty Surgical Center of Westlake Village, LLC	California
Specialty Surgicenters, Inc.	Georgia
Spicewood Surgery Center LLC	Delaware
Spruce Ambulatory Surgery Center, LLC	California
SSI Holdings, Inc.	Georgia
Stark Ambulatory Surgery Center, LLC	Ohio
St. Augustine Endoscopy Center, LLC	Florida
St. Joseph’s Outpatient Surgery Center, LLC	Arizona
St. Louis Urology Center, LLC	Missouri
St. Luke’s/USP Surgery Centers, L.L.C.	Missouri

St. Mary’s Ambulatory Surgery Center, LLC	Virginia
St. Vincent Health/USP, LLC	Indiana
St. Vincent/USP Surgery Centers, LLC	Arkansas
Stuart Cardiovascular Surgery Center, LLC	Florida
Suburban Endoscopy Center, LLC	New Jersey
Summit Ambulatory Surgical Center, L.L.C.	Maryland
Summit View Surgery Center, LLC	Colorado
SurgCenter at Paradise Valley LLC	Arizona
SurgCenter Camelback LLC	Arizona
SurgCenter Clearwater, LLC	Florida
SurgCenter Northeast LLC	Florida
SurgCenter of Deer Valley LLC	Arizona
SurgCenter of Glen Burnie, LLC	Maryland
SurgCenter of Greater Dallas, LLC	Texas
SurgCenter of Greater Jacksonville, LLC	Florida
SurgCenter of Northern Baltimore, LLC	Maryland
SurgCenter of Orange Park LLC	Florida
SurgCenter of Palm Beach Gardens LLC	Florida
SurgCenter of Pine Ridge, LLC	Florida
SurgCenter of Riverview, LLC	Florida
SurgCenter of San Diego, LLC	California
SurgCenter of Silver Spring, LLC	Maryland
SurgCenter of St. Lucie, LLC	Florida
SurgCenter of the Potomac, LLC	Maryland
SurgCenter Pinellas, LLC	Florida
SurgCenter Tucson LLC	Arizona
Surgery Affiliate of El Paso, LLC	Texas
The Surgery Center at Jensen Beach, LLC	Florida
Surgery Center at Mount Pleasant, LLC	South Carolina
Surgery Center at University Park, LLC	Florida
Surgery Center of Columbia, LP	Missouri
Surgery Center of Coral Gables, LLC	Delaware
Surgery Center of Pembroke Pines, L.L.C.	Florida
Surgery Center of Peoria, L.L.C.	Oklahoma
Surgery Center of Reno, LLC	Nevada
Surgery Center of Scottsdale, L.L.C.	Oklahoma
Surgery Centers of America II, L.L.C.	Oklahoma
Surgery Centre of SW Florida, LLC	Florida
Surgical Center Development #3 LLC	Nevada
Surgical Center Development #4, L.L.C.	Nevada

Surgical Elite of Avondale, L.L.C.	Arizona
Surgical Health Partners, LLC	Tennessee
Surgical Institute Management, L.L.C.	Pennsylvania
Surgical Institute of Reading, LLC	Pennsylvania
Surgical Specialty Center of Mid-Atlantic, LLC	Maryland
Surgicare of Miramar, LLC	Florida
Surginet, Inc.	Tennessee
Surgis Management Services, Inc.	Tennessee
Surgis of Chico, Inc.	Tennessee
Surgis of Phoenix, Inc.	Tennessee
Surgis of Redding, Inc.	Tennessee
Surgis of Victoria, Inc.	Tennessee
Surgis, Inc.	Delaware
Sylvan Surgery Center, LLC	California
Synergy Surgery Center of San Diego, LLC	California
T Surgery Center, LLC	California
Tamarac Surgery Center, LLC	Florida
Tampa Bay Joint and Spine, LLC	Florida
Tavares Surgery, LLC	Florida
TENN SM, LLC	Tennessee
Teton Outpatient Services LLC	Wyoming
Texan Ambulatory Surgery Center, L.P.	Texas
Texas Orthopedics Surgery Center, LLC	Texas
Texas Precision Surgery Center, LLC	Texas
TGPN/USPI Ambulatory Surgery Company, LLC	Florida
TGPN/USPI Surgical Ventures, LLC	Delaware
Theda Oaks Gastroenterology & Endoscopy Center, LLC	Texas
Timonium Surgery Center, LLC	Maryland
Titan Health Corporation	Delaware
Titan Health of Chattanooga, Inc.	California
Titan Health of Hershey, Inc.	California
Titan Health of Mount Laurel, LLC	California
Titan Health of North Haven, Inc.	California
Titan Health of Pittsburgh, Inc.	California
Titan Health of Pleasant Hills, Inc.	California
Titan Health of Princeton, Inc.	California
Titan Health of Sacramento, Inc.	California
Titan Health of Saginaw, Inc.	California
Titan Health of Titusville, Inc.	California
Titan Health of West Penn, Inc.	California

Titan Health of Westminster, Inc.	California
Titan Management Corporation	California
Titusville Center for Surgical Excellence, LLC	Delaware
TLC ASC, LLC	Florida
TOPS RE, LLC	Delaware
TOPS Specialty Hospital, Ltd.	Texas
TOSCA ASC Holdings, LLC	Delaware
Treasure Coast ASC, LLC	Florida
The Tresanti Surgical Center, LLC	California
Trinity Health of New England/USP Surgery Centers, L.L.C.	Connecticut
True Medical Weight Loss, L.P.	Texas
True Medical Wellness, LP	Texas
True Results Georgia, Inc.	Georgia
True Results HoldCo, LLC	Delaware
True Results Missouri, LLC	Missouri
Tucson Digestive Institute, LLC	Arizona
Twin Cities Ambulatory Surgery Center, L.P.	Missouri
UAP Lebanon Endo, LLC	Tennessee
UAP Nashville Endoscopy, LLC	Tennessee
UAP of Arizona, Inc.	Arizona
UAP of California, Inc.	California
UAP of Missouri, Inc.	Missouri
UAP of New Jersey, Inc.	New Jersey
UAP of Oklahoma, Inc.	Oklahoma
UAP of Tennessee, Inc.	Tennessee
UAP of Texas, Inc.	Texas
UAP SCOPES, LLC	Missouri
UA/USP Surgery Centers, L.L.C.	Delaware
UMC Surgery Center Lubbock, LLC	Texas
UMP/USP Resurgens ASC, L.L.C.	Delaware
United Anesthesia Partners, Inc.	Delaware
United Digestive/USP FL Holdings I, LLC	Delaware
United Digestive/USP FL Holdings II, LLC	Delaware
United Digestive/USP FL Holdings III, LLC	Delaware
United Real Estate Development, Inc.	Texas
United Real Estate Holdings, Inc.	Texas
United Surgical Partners Holdings, Inc.	Delaware
United Surgical Partners International, Inc.	Delaware
University Surgery Center, Ltd.	Florida

Upper Bay Surgery Center, LLC	Maryland
Urology ASC – Phoenix, LLC	Arizona
USHP/USP Surgery Centers, L.L.C.	Delaware
USP 12th Ave Real Estate, Inc.	Texas
USP Acquisition Corporation	Delaware
USP Alexandria, Inc.	Louisiana
USP/Ascension/Hopco JV, LLC	Florida
USP Assurance Company	Texas
USP Athens, Inc.	Georgia
USP Atlanta, Inc.	Georgia
USP Austin, Inc.	Texas
USP Bariatric, LLC	Delaware
USP Beaumont, Inc.	Texas
USP Bergen, Inc.	New Jersey
USP Bloomington, Inc.	Indiana
USP Bridgeton, Inc.	Missouri
USP Burbank (Alameda), Inc.	California
USP/Carondelet Tucson Surgery Centers, LLC	Arizona
USP Cedar Park, Inc.	Texas
USP Chesterfield, Inc.	Missouri
USP Chicago, Inc.	Illinois
USP Cincinnati, Inc.	Ohio
USP Coast, Inc.	California
USP Columbia, Inc.	Missouri
USP Connecticut, Inc	Connecticut
USP Corpus Christi, Inc.	Texas
USP Creve Coeur, Inc.	Missouri
USP Delaware, Inc.	Delaware
USP Denver, Inc.	Colorado
USP Des Peres, Inc.	Missouri
USP Destin, Inc.	Florida
USP Domestic Holdings, Inc.	Delaware
USP Effingham, Inc.	Illinois
USP El Mirador, Inc.	California
USP Encinitas Endoscopy, Inc.	California
USP Fenton, Inc.	Missouri
USP Festus, Inc.	Missouri
USP Florissant, Inc.	Missouri
USP Fort Lauderdale, Inc.	Florida
USP Fort Worth Hospital Real Estate, Inc.	Texas

USP Fredericksburg, Inc.	Virginia
USP Fresno, Inc.	California
USP Frontenac, Inc.	Missouri
USP Gateway, Inc.	Missouri
USP Harbour View, Inc.	Virginia
USP-HMH Surgery Center at Central Jersey, LLC	New Jersey
USP HMH Surgery Center at Shore, LLC	New Jersey
USP Houston, Inc.	Texas
USPI Group Holdings, Inc.	Delaware
USPI Hawaii, Inc.	Hawaii
USPI Holdings, Inc.	Delaware
USP Indiana, Inc.	Indiana
USP International Holdings, Inc.	Delaware
USPI Physician Strategy Group, LLC	Texas
USPI San Diego, Inc.	California
USPI Stockton, Inc.	California
USPI Surgical Services, Inc.	Delaware
USP Jacksonville, Inc.	Florida
USP Jersey City, Inc.	New Jersey
USP Kansas City, Inc.	Missouri
USP Knoxville, Inc.	Tennessee
USP Little Rock, Inc.	Arkansas
USP Long Island, Inc.	Delaware
USP Louisiana, Inc.	Louisiana
USP Lubbock, Inc.	Texas
USP Maine, Inc.	Maine
USP Maryland, Inc.	Maryland
USP Mason Ridge, Inc.	Missouri
USP Mattis, Inc.	Missouri
USP Michigan, Inc.	Michigan
USP Midland Real Estate, Inc.	Texas
USP Midland, Inc.	Texas
USP Midwest, Inc.	Illinois
USP Mission Hills, Inc.	California
USP Mississippi, Inc.	Mississippi
USP Modesto (Coffee), Inc.	California
USP Modesto (River), Inc.	California
USP Modesto (Sylvan), Inc.	California
USP Modesto (Valley), Inc.	California
USP Montana, Inc.	Montana

USP Morris, Inc.	New Jersey
USP Mt. Vernon, Inc.	Illinois
USP Nevada Holdings, LLC	Nevada
USP Nevada, Inc.	Nevada
USP New Hampshire, Inc.	New Hampshire
USP New Jersey, Inc.	New Jersey
USP New York, Inc.	New York
USP Newport News, Inc.	Virginia
USP North Anaheim, Inc.	California
USP North Carolina, Inc.	North Carolina
USP North Kansas City, Inc.	Missouri
USP North Texas, Inc.	Delaware
USP Northwest Arkansas, Inc.	Arkansas
USP Office Parkway, Inc.	Missouri
USP Ohio RE, Inc.	Ohio
USP OKC, Inc.	Oklahoma
USP OKC Manager, Inc.	Oklahoma
USP Oklahoma, Inc.	Oklahoma
USP Olive, Inc.	Missouri
USP Orlando, Inc.	Florida
USP Pasadena, Inc.	California
USP Philadelphia, Inc.	Pennsylvania
USP Phoenix, Inc.	Arizona
USP Portland, Inc.	Oregon
USP Reading, Inc.	Pennsylvania
USP Richmond II, Inc.	Virginia
USP Richmond, Inc.	Virginia
USP Sacramento, Inc.	California
USP San Antonio, Inc.	Texas
USP Santa Barbara Surgery Centers, Inc.	California
USP Santa Maria, Inc.	California
USP Securities Corporation	Tennessee
USP Silver Cross, Inc.	Illinois
USP Siouxland, Inc.	Iowa
USP/Solaris Surgery Centers II, LLC	Delaware
USP Somerset, Inc.	New Jersey
USP South Carolina, Inc.	Delaware
USP Southlake RE, Inc.	Texas
USP/SOS Joint Venture, LLC	Oklahoma
USP St. Louis, Inc.	Missouri

USP St. Louis Urology, Inc.	Missouri
USP St. Peters, Inc.	Missouri
USP Sunset Hills, Inc.	Missouri
USP Tennessee, Inc.	Tennessee
USP Texas Air, LLC	Texas
USP Texas, L.P.	Texas
USP Torrance, Inc.	California
USP Tucson, Inc.	Arizona
USP Turnersville, Inc.	New Jersey
USP/Unio Pasadena, LLC	Delaware
USP Ventura Ortho, Inc.	California
USP Virginia Beach, Inc.	Virginia
USP Washington, Inc.	Washington
USP Waxahachie Management, L.L.C.	Texas
USP Webster Groves, Inc.	Missouri
USP West Covina, Inc.	California
USP Westwood, Inc.	California
USP Winter Park, Inc.	Florida
USP Wisconsin, Inc.	Wisconsin
Utica/USP Tulsa, L.L.C.	Oklahoma
Valley Baptist Surgery Center, LLC	Texas
Valley Baptist Surgery Center Real Estate, LLC	Texas
Valley Surgery Center at Modesto, LLC	California
Vanguard ASC LLC	New Jersey
Ventana Surgical Center, LLC	California
Ventura Endoscopy Center Partners, LLC	California
Victoria Ambulatory Surgery Center, LP	Delaware
Villages Anesthesia Associates, LLC	Florida
Villages Endoscopy Center, LLC	Delaware
VIP/USP Surgery Centers, LLC	Delaware
Virgil Endoscopy Center, LLC	Delaware
Walnut Creek Surgical Suites, LLC	Ohio
Warner Park Surgery Center, LLC	Arizona
Webster Ambulatory Surgery Center, L.P.	Missouri
Webster Outpatient Surgery Center, LLC	California
Wellington Endoscopy Center, LLC	Florida
WellStar/USP Joint Venture I, L.L.C.	Georgia
WellStar/USP Joint Venture II, L.L.C.	Georgia
West Bozeman Surgery Center, LLC	Montana
West Chester Surgical Suites, LLC	Ohio

Westgate Surgery Center, LLC	Arizona
Westlawn Surgery Center, LLC	Tennessee
Westminster Surgery Center, LLC	Maryland
Westminster Surgery Centers, LLC	Colorado
Westover Hills ASC, LLC	Texas
WHASA, L.C.	Texas
White Fence Surgical Suites LLC	Ohio
Wilmington Endoscopy Center, LLC	North Carolina
Wilshire Endoscopy Center, LLC	Delaware
Winter Haven Ambulatory Surgical Center, L.L.C.	Florida
Wisconsin Laser and Surgery Center, LLC	Delaware
Wisconsin Specialty Surgery Center, LLC	Wisconsin
Wymark Surgery Center, LLC	California
Yavapai/USP Prescott Surgery Centers, L.L.C.	Arizona
York County Anesthesia Associates, LLC	South Carolina
York County Outpatient Endoscopy Center, LLC	Delaware
Yuma Advanced Surgical Suites, LLC	Arizona